
MutualFirst
Financial Inc.

2018 Annual Meeting

Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; regulatory changes; or other risk factors discussed in the latest SEC form 10-k.

The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


Board Changes

Retiring Directors



Jerry McVicker



Jim Schrecongost

New Directors



Mark Barkley



Brian Hewitt

New Directors



Michelle Altobella



James Bernard

Strategic Goals




Business & Commercial Banking
Increase Outstanding Loan Balances

Personal Banking Goals

- Grow Consumer Loan Balances
- Grow Mortgage Market Share in Each of Our Markets
- Grow Active DDA Accounts
- Grow Annual Investment Income



Wealth Management Goals



- Increase Gross Revenue
- Maintain Operating Margin

Expectations

- ✓ Tax Relief
- ✓ Regulatory Relief
- ✓ Higher Interest Rates
- ✓ Continued Loan Demand


Financials

Balance Sheet

(in thousands)

	2015	2016	2017	3/31/18
Total Assets	$1,478,265	$1,553,133	$1,588,932	$1,996,105
Investment Securities, AFS	261,138	249,913	277,378	354,145
Net Loans	1,068,204	1,157,120	1,167,758	1,436,889
Deposits	1,091,382	1,153,382	1,202,034	1,540,452
Borrowings	235,075	244,780	221,395	248,656
Stockholders' Equity	137,025	140,038	150,282	191,062

Income Statement

(in thousands)

	2015	2016	2017
Net Interest Income	$42,973	$44,555	$48,257
Provision for Loan Losses	125	850	1,220
Non-Interest Income	17,139	19,422	18,076
Non-Interest Expense	43,147	45,500	46,005
Income Tax Expense	4,578	4,386	6,793
Net Income	$12,262	$13,241	$12,315

Income Statement

Income Tax Expense	4,578	4,386	6,793

Financial Ratios

	2015	2016	2017*
Diluted Earnings Per Share	$1.62	$1.76	$1.91
Return on Assets	0.85%	0.87%	0.91%
Return on Tangible Equity	9.49%	9.56%	9.90%
Margin	3.22%	3.17%	3.27%
Efficiency Ratio	71.78%	71.12%	69.35%
Non-Performing Loans	0.66%	0.46%	0.44%
Tangible Common Equity	9.11%	8.89%	9.35%

*(*Without one-time tax charge)*


Universal Bancorp/
BloomBank
Partnership
BloomBank

Indy Metro Market

- Geographic coverage
- Greenwood & Carmel offices
- Per capita income of $48,272
- 2.4 million people

Southern Region

- I-69 Corridor
- Indiana University
- 178,000 people



Partnership Timeline (2018)

February 28

Transaction Close

April 20 through April 23

Data & Account Conversion


"The strength of the team is each individual member. The strength of each member is the team."
- Phil Jackson

Footprint Before Partnership


Berrien
St. Joseph
Elkhart
Kosciusko
Allen
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton
Indianapolis

Southern Expansion



Berrien
St. Joseph
Elkhart
Kosciusko
Allen
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton
Indianapolis
Johnson
Monroe
Greene
Jackson
Lawrence
Knox

Footprint After Partnership


Berrien
St. Joseph
Elkhart
Kosciusko
Allen
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton
Indianapolis
Johnson
Monroe
Greene
Jackson
Lawrence
Knox


BEST
PLACES
TO WORK IN
INDIANA
2018
TM

- “Large Company” category (250-999 employees)
- One of 25 organizations
- One of two banks

BEST PLACES TO WORK IN INDIANA

2018

TM

Benefits & Policies

Employee Engagement & Satisfaction

Employee Survey

BEST PLACES TO WORK IN INDIANA 2018™


MutualFirst
Financial Inc.

2018 Annual Meeting